EXHIBIT 32.1

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report on Form 10-Q of Décor Products International, Inc. (the ”Company”) for the period ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rui Sheng Liu, Chief Executive Officer of the Company and I, Qing Hua Lin, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.            The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, our consolidated financial condition and results of operations.

Date: November 21, 2011	/s/ Rui Sheng Liu
Rui Sheng Liu Chief Executive Officer, principal executive officer

Date: November 21, 2011	/s/ Qing Hua Lin
Qing Hua Lin Chief Financial Officer, principal financial and accounting officer

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by us pursuant to the Securities Exchange Act of 1934, as amended, and does not constitute a part of the Quarterly Report of Décor Products International, Inc. on Form 10-Q for the period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof.